UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Brian C. Janssen

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bonds Fund® Annual report for the year ended November 30, 2021

Invest with the
goal of preserving
purchasing power

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2021 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 12/14/12)

Class F-2 shares	4.02%	5.45%	2.91%
Class A shares Reflecting 2.50% maximum sales charge	1.15	4.64	2.46

The total annual fund operating expense ratios are 0.40% for Class F-2 and 0.68% for Class A shares as of the prospectus dated February 1, 2022 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

The fund’s 30-day yields are as of December 31, 2021, reflecting the 2.50% maximum sales charge, and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 6.65% (6.64% without the waiver) for Class F-2 and 6.19% for Class A.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

14	Financial statements

38	Board of trustees and other officers

Fellow investors:

To say it’s been an eventful time for investors — especially those focused on inflation — would be an understatement. Over the 12-month period ended November 30, 2021, inflation reached multidecade highs, the stock market set new records, economic growth surged and the U.S Federal Reserve began reducing its huge pandemic-era policy support.

Against this backdrop, Class F-2 shares of American Funds Inflation Linked Bond Fund generated a 12-month return of 4.90%. The unmanaged Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — gained 6.83%. The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers.

Sector selection and the portfolio’s positioning in regard to the slope of the yield curve hurt results relative to the benchmark. The slope refers to the yield gap between bonds of longer maturity and those with shorter maturities.

Out-of-benchmark investments in corporates, emerging markets and securitized debt were significant negative factors. Conversely, the portfolio managers’ active management of duration (the portfolio’s sensitivity to the prevailing level of interest rates), exposure to currencies and security selection helped relative results.

The Lipper Inflation Protected Bond Funds Average, a peer group measure, rose 6.38%. Fund investors who reinvested dividends of more than 24 cents a share and a capital gain of nearly 19 cents, paid in December 2020, earned an income return of 2.18% — the same as those who took dividends in cash.

Market overview

Growing concern about inflation helped propel returns among U.S. TIPS, which recorded among the highest 12-month gains of any part of the U.S. bond market. Earlier in the fund’s fiscal year, inflation appeared transitory. Short-term supply chain issues and other temporary factors affected relatively few categories, such as autos, travel and lodging.

Results at a glance

For periods ended November 30, 2021, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class F-2 shares)	3.56%	4.90%	8.67%	5.39%	2.93%
American Funds Inflation Linked Bond Fund (Class A shares)	3.48	4.68	8.36	5.10	2.77
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index*	4.46	6.83	8.52	5.25	2.58
Lipper Inflation Protected Bond Funds Average†	3.33	6.38	7.36	4.48	1.99

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
†	Source: Refinitiv. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

In recent months, however, supply constraints began disrupting goods more broadly and showing up in categories where it may prove “stickier” — rising shelter costs, which includes rent, is one example. Alongside persistent supply chain issues, wages climbed and activity in the housing market remained robust.

With inflationary pressure building, Fed Chair Jerome Powell indicated the threshold of “substantial further progress” on employment was, in his view, “all but met.” Subsequently, jobless claims falling to a 50-year-low in November and an unemployment rate near 4% have reinforced the sense that the Fed’s policy course is set.

In the view of the fund’s portfolio managers, rate hikes will likely follow the conclusion of tapering of bond purchases. Tapering, which refers to the Fed reducing its bond buying, was recently accelerated. The Fed is on track to conclude its purchases in March 2022. It’s also quite possible that the recent surge in inflation — headline CPI hit 6.8% in November 2021, a near 40-year high — prompts immediate rate hike once tapering ends.

Unsurprisingly, the outlook for inflation has picked-up. Five-year break-even inflation rates were close to 3% in November 2021, having started the calendar year just above 2%. This rate indicates the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns and, therefore, is indicative of the level of inflation that bond markets are pricing in through 2026.

Inside the portfolio

As of November 30, 2021, 86.0% of the fund’s net assets were invested in inflation linked government bonds, mostly U.S. TIPS. The portfolio’s modest investment in nominal Treasuries totaled 0.9%. Holdings of government bonds from the Eurozone, Japan and Latin America were among the portfolio’s relatively small non-U.S. exposure. Investments in corporate bonds accounted for 4.1% of the fund’s assets as of November 30, 2021.

Consistent with the fund’s investment guidelines, we have made careful use of derivatives. For example, when used in conjunction with bonds, interest rate swaps can help the fund to gain more precisely targeted exposures to interest rate and curve movements. A complete list of fund holdings can be found beginning on page 4.

Looking forward

Given the broader range of price pressures we’re seeing, inflation could remain persistently high in the first half of 2022. Indeed, future inflation could be much higher than currently reflected in market pricing.

Recently, the six-month forward five-year break-even rate (the average inflation required, starting six-months in the future, for five-year TIPS and nominal Treasuries to generate the same total returns) stood at just over 2.5%. Current inflationary dynamics combined with uncertainty around the economic impact of new COVID-19 variants suggest the risk is that inflation stays above that relatively modest 2.5% level.

Mindful of the potential for upside inflation risk, managers are positioning the fund portfolio accordingly. Our investment strategy choices in this regard include adjusting the maturity profile of holdings, increasing exposure to TIPS and reducing the portfolio’s duration relative to the benchmark.

In recent months, the yield curve has flattened (smaller yield gap between bonds of longer maturity and those with shorter maturities), and TIPS have rallied. Therefore, we think it’s sensible to trim TIPS exposure and focus more on reducing duration at present. This positioning could benefit in an environment where both equities and credit fare well.

We also remain mindful that financial conditions may tighten as the Fed diminishes its policy accommodation through reduced asset purchases and rate hikes.

Even if inflation abates to more modest levels, that can still erode wealth over time. This fund can, therefore, act as a complement to other bond investments that may not hold up well in an inflationary environment.

We look forward to reporting to you again in six months.

Cordially,

Ritchie R. Tuazon

President

January 10, 2022

For current information about the fund, visit capitalgroup.com.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period December 14, 2012, to November 30, 2021, with all distributions reinvested.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment1; thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or less and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation Protected Bond Funds Average do not reflect any sales charges. Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period December 14, 2012, commencement of operations, through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2021)

	Cumulative total return	Average annual total return
	1 year	5 Years	Lifetime (since 12/14/12)

Class F-2 shares*	4.90%	5.39%	2.93%
Class A shares†	2.04	4.56	2.47

*	Assumes reinvestment of all distributions.
†	Assumes payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

American Funds Inflation Linked Bond Fund	3

Investment portfolio November 30, 2021

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	85.74%
AAA/Aaa	2.51
AA/Aa	2.23
A/A	5.57
BBB/Baa	2.99
Short-term securities & other assets less liabilities	.96

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 99.04%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 85.74%
U.S. Treasury inflation-protected securities 84.88%
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	$115,854	$117,117
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	18,965	19,605
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	35,590	37,065
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	31,823	33,751
U.S. Treasury Inflation-Protected Security 0.125% 2024[1,2]	35,279	37,846
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	693	743
U.S. Treasury Inflation-Protected Security 0.50% 2024[1,2]	200,540	215,048
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	112,850	120,903
U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	447,243	480,341
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	133,058	143,230
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	299,912	327,139
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	34,122	39,137
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	1,187,399	1,284,419
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	849,883	925,733
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	144,179	156,862
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	189,889	209,284
U.S. Treasury Inflation-Protected Security 2.00% 2026[1,2]	143,723	167,124
U.S. Treasury Inflation-Protected Security 0.375% 2027[1]	202,952	225,788
U.S. Treasury Inflation-Protected Security 0.375% 2027[1]	113,094	124,717
U.S. Treasury Inflation-Protected Security 2.375% 2027[1,2]	207,009	251,009
U.S. Treasury Inflation-Protected Security 0.50% 2028[1]	255,086	287,432
U.S. Treasury Inflation-Protected Security 1.75% 2028[1]	79,865	96,561
U.S. Treasury Inflation-Protected Security 0.25% 2029[1,2]	236,118	265,658
U.S. Treasury Inflation-Protected Security 0.875% 2029[1]	74,301	86,610
U.S. Treasury Inflation-Protected Security 2.50% 2029[1]	2,555	3,291
U.S. Treasury Inflation-Protected Security 0.125% 2030[1,2]	721,038	808,005
U.S. Treasury Inflation-Protected Security 0.125% 2030[1]	578,403	643,439
U.S. Treasury Inflation-Protected Security 0.125% 2031[1,2]	1,482,495	1,659,046
U.S. Treasury Inflation-Protected Security 2.125% 2040[1]	57,106	88,149
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	54,484	85,129
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]	60,693	77,426
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	162,369	203,737

4	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		$76,615	$110,257
U.S. Treasury Inflation-Protected Security 0.75% 2045[1]		130,455	169,555
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		112,107	154,442
U.S. Treasury Inflation-Protected Security 0.875% 2047[1]		165,099	224,841
U.S. Treasury Inflation-Protected Security 1.00% 2048[1]		167,621	236,772
U.S. Treasury Inflation-Protected Security 1.00% 2049[1]		50,794	72,985
U.S. Treasury Inflation-Protected Security 0.25% 2050[1]		161,970	198,318
U.S. Treasury Inflation-Protected Security 0.125% 2051[1,2]		706,168	846,674
			11,235,188

U.S. Treasury 0.86%
U.S. Treasury 4.375% 2039		25,655	36,259
U.S. Treasury 2.00% 2051[2]		74,747	78,275
			114,534

Total U.S. Treasury bonds & notes			11,349,722

Bonds & notes of governments & government agencies outside the U.S. 5.05%
China (People’s Republic of), Series INBK, 2.85% 2027	CNY	73,280	11,534
China (People’s Republic of), Series INBK, 3.28% 2027		256,090	41,290
China (People’s Republic of), Series INBK, 2.68% 2030		657,940	101,294
China (People’s Republic of), Series INBK, 3.27% 2030		164,690	26,662
China (People’s Republic of), Series INBK, 3.81% 2050		214,370	35,972
China (People’s Republic of), Series INBK, 3.72% 2051		341,980	56,696
China Development Bank Corp., Series 2004, 3.43% 2027		66,990	10,702
China Development Bank Corp., Series 1805, 4.04% 2028		267,870	44,240
China Development Bank Corp., Series 1805, 4.88% 2028		146,140	25,172
Colombia (Republic of) 5.00% 2045		$600	552
Hungary (Republic of) 2.125% 2031[3]		13,860	13,437
Hungary (Republic of) 3.125% 2051[3]		17,300	16,498
Italy (Republic of) 0.10% 2023[1]		€63,348	74,087
Japan, Series 18, 0.10% 2024[1]		¥2,248,900	20,124
Japan, Series 20, 0.10% 2025[1]		4,335,000	39,030
Japan, Series 24, 0.10% 2029[1]		105,628	969
Peru (Republic of) 2.392% 2026		$2,730	2,776
PETRONAS Capital, Ltd. 3.50% 2030[3]		5,490	5,965
PETRONAS Capital, Ltd. 4.55% 2050[3]		5,775	7,267
Philippines (Republic of) 1.648% 2031		18,830	17,935
Philippines (Republic of) 2.65% 2045		18,235	16,853
Spain (Kingdom of) 1.25% 2030		€20,861	25,725
United Kingdom 0.125% 2041[1]		£8,863	21,084
United Mexican States, Series M20, 10.00% 2024	MXN	110,000	5,519
United Mexican States, Series M, 5.75% 2026		521,500	22,990
United Mexican States, Series M, 7.50% 2027		110,000	5,167
United Mexican States, Series M, 8.00% 2047		418,544	19,351
			668,891

Corporate bonds, notes & loans 4.09%
Consumer discretionary 1.01%
Alibaba Group Holding, Ltd. 2.125% 2031		$15,196	14,778
Amazon.com, Inc. 3.10% 2051		40,000	43,295
Boston University 4.061% 2048		2,075	2,591
Duke University 2.832% 2055		5,000	5,367
Home Depot, Inc. 2.95% 2029		8,408	8,971
Home Depot, Inc. 4.50% 2048		1,240	1,623
Massachusetts Institute of Technology 2.294% 2051		22,000	21,455
Stellantis Finance US, Inc. 1.711% 2027[3]		8,525	8,369
Stellantis Finance US, Inc. 2.691% 2031[3]		7,425	7,318
The Board of Trustees of The Leland Stanford Junior University 1.289% 2027		4,950	4,901
Yale University 1.482% 2030		15,000	14,724
			133,392

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy 0.94%
Energy Transfer Partners LP 6.00% 2048		$9,257	$11,636
Equinor ASA 3.625% 2028		13,165	14,559
MPLX LP 4.00% 2028		2,430	2,644
MPLX LP 4.70% 2048		10,000	11,552
ONEOK, Inc. 6.35% 2031		7,508	9,448
ONEOK, Inc. 7.15% 2051		2,782	4,099
Petróleos Mexicanos 7.47% 2026	MXN	30	1
Qatar Petroleum 2.25% 2031[3]		$17,300	17,041
Qatar Petroleum 3.125% 2041[3]		13,495	13,563
Qatar Petroleum 3.30% 2051[3]		12,200	12,500
Sabine Pass Liquefaction, LLC 4.50% 2030		8,109	9,186
TransCanada PipeLines, Ltd. 4.10% 2030		6,315	7,033
Williams Companies, Inc. 3.50% 2030		9,898	10,517
			123,779

Utilities 0.57%
Consumers Energy Co. 4.05% 2048		8,570	10,562
Duke Energy Corp. 0.90% 2025		6,850	6,673
Entergy Corp. 2.80% 2030		4,425	4,530
Entergy Corp. 3.75% 2050		4,700	5,177
Exelon Corp. 4.05% 2030		4,725	5,303
Exelon Corp. 4.70% 2050		1,300	1,678
Mississippi Power Co. 4.25% 2042		1,660	1,963
Public Service Electric and Gas Co. 2.05% 2050		5,365	4,828
Public Service Enterprise Group, Inc. 3.20% 2049		8,250	8,994
Tampa Electric Co. 4.45% 2049		8,070	10,374
Virginia Electric and Power Co. 3.80% 2028		7,925	8,727
Virginia Electric and Power Co. 2.875% 2029		2,800	2,946
Wisconsin Electric Power Co. 4.30% 2048		2,600	3,292
			75,047

Information technology 0.54%
Apple, Inc. 2.40% 2050		30,000	28,653
Broadcom, Inc. 3.187% 2036[3]		17,063	16,819
Global Payments, Inc. 2.90% 2030		6,972	7,067
PayPal Holdings, Inc. 1.65% 2025		11,647	11,767
PayPal Holdings, Inc. 3.25% 2050		6,210	6,728
			71,034

Health care 0.31%
Becton, Dickinson and Company 3.70% 2027		7,700	8,338
Sharp HealthCare 2.68% 2050		17,500	17,325
Summa Health 3.511% 2051		9,945	11,026
Trinity Health Corp. 2.632% 2040		5,000	5,018
			41,707

Consumer staples 0.30%
Anheuser-Busch InBev NV 3.50% 2030		7,500	8,214
Anheuser-Busch InBev NV 4.60% 2048		8,519	10,454
Anheuser-Busch InBev NV 4.50% 2050		1,481	1,836
Conagra Brands, Inc. 4.85% 2028		6,400	7,442
Keurig Dr Pepper, Inc. 4.057% 2023		5,354	5,594
Keurig Dr Pepper, Inc. 5.085% 2048		4,291	5,669
			39,209

Communication services 0.17%
SBA Tower Trust 1.631% 2026[3]		22,469	22,249

Financials 0.10%
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[4]		14,149	13,876

6	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.07%
Air Products and Chemicals, Inc. 1.50% 2025	$6,427	$6,475
Air Products and Chemicals, Inc. 2.05% 2030	3,284	3,308
		9,783

Real estate 0.05%
American Campus Communities, Inc. 3.875% 2031	2,892	3,216
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 2031[3]	4,080	3,985
		7,201

Industrials 0.03%
United Technologies Corp. 4.125% 2028	3,265	3,673

Total corporate bonds, notes & loans		540,950

Asset-backed obligations 1.98%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[3,5,6]	3,371	3,372
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.072% 2030[3,5,6]	2,112	2,112
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[3,5,6]	4,512	4,512
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[3,5,6]	5,500	5,500
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[3,5]	1,851	1,873
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[3,5,6]	6,705	6,705
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,5]	4,841	4,824
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,5]	786	778
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.104% 2028[3,5,6]	7,090	7,087
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[3,5,6]	2,205	2,205
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,5]	6,575	6,433
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[3,5]	26,460	26,446
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[3,5]	3,630	3,667
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,5]	22,109	22,149
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[3,5]	8,127	8,077
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[3,5]	5,490	5,471
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05% 2025[3,5]	779	776
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[3,5]	8,811	8,806
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[3,5]	5,925	5,908
Hertz Vehicle Financing LLC, Series 2021-2A, Class C, 2.52% 2027[3,5]	826	825
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[3,5,6]	3,925	3,925
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[3,5,6]	7,175	7,180
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[3,5,6]	5,308	5,308
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,5]	8,689	8,603
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,5]	12,771	12,618
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[3,5,6]	2,296	2,296
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[3,5,6]	15,320	15,327
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[3,5,6]	6,085	6,085
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[3,5,6]	5,997	5,997
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 2025[3,5]	6,250	6,353
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[3,5,6]	7,160	7,162
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[3,5,6]	4,214	4,214
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[3,5,6]	4,485	4,485

American Funds Inflation Linked Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[3,5]	$20,935	$20,748
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,5]	9,139	9,111
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 2045[3,5]	6,601	6,647
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[3,5]	3,117	3,102
Triton Container Finance VIII LLC, Series 2020-1, Class B, 3.74% 2045[3,5]	5,590	5,646
		262,333

Mortgage-backed obligations 1.40%
Collateralized mortgage-backed obligations (privately originated) 1.23%
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,5,6]	7,032	7,060
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.892% 2053[3,5,6]	18,650	18,618
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.992% 2053[3,5,6]	7,191	7,190
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.942% 2055[3,5,6]	12,120	12,132
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.782% 2022[3,5,6]	34,117	34,177
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2055[3,5,6]	17,076	17,022
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.742% 2054[3,5,6]	40,721	40,785
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,5,6]	2,244	2,267
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,5]	23,392	23,424
		162,675

Commercial mortgage-backed securities 0.17%
LUXE Commercial Mortgage Trust, Series 21-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 1.49% 2038[3,5,6]	19,041	19,077
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[5]	3,000	3,068
		22,145

Total mortgage-backed obligations		184,820

Municipals 0.78%
California 0.20%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	7,500	7,440
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	9,200	9,134
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	10,100	9,869
		26,443

Florida 0.27%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	18,085	18,075
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	17,885	17,988
		36,063

Illinois 0.04%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	631	660
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 2026	5,000	5,252
		5,912

Michigan 0.07%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 2040	9,715	9,553

8	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Ohio 0.20%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	$24,605	$26,036

Total municipals		104,007

Total bonds, notes & other debt instruments (cost: $12,171,692,000)		13,110,723

Short-term securities 0.18%	Shares
Money market investments 0.18%
Capital Group Central Cash Fund 0.07%[7,8]	232,633	23,263

Total short-term securities (cost: $23,263,000)		23,263
Total investment securities 99.22% (cost: $12,194,955,000)		13,133,986
Other assets less liabilities 0.78%		103,187

Net assets 100.00%		$13,237,173

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 11/30/2021 (000)
90 Day Euro Dollar Futures	Long	6,973	December 2022	$1,727,125	$(3,623)
90 Day Euro Dollar Futures	Long	15,736	September 2023	3,875,974	(24,115)
90 Day Euro Dollar Futures	Short	27,459	December 2023	(6,757,660)	39,229
90 Day Euro Dollar Futures	Short	9,087	December 2024	(2,233,698)	1,004
2 Year U.S. Treasury Note Futures	Short	1,071	March 2022	(234,265)	291
5 Year U.S. Treasury Note Futures	Short	8,046	March 2022	(976,772)	(6,452)
10 Year Euro-Bund Futures	Long	2,080	December 2021	406,608	(687)
10 Year U.S. Treasury Note Futures	Short	750	March 2022	(98,109)	(404)
10 Year Ultra U.S. Treasury Note Futures	Short	13,005	March 2022	(1,910,313)	(34,627)
20 Year U.S. Treasury Bond Futures	Long	3,902	March 2022	632,612	12,057
30 Year Euro-Buxl Futures	Long	687	December 2021	169,943	8,111
30 Year Ultra U.S. Treasury Bond Futures	Short	5,536	March 2022	(1,110,314)	(40,056)
					$(49,272)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased		Currency sold			Settlement	at 11/30/2021
(000)		(000)		Counterparty	date	(000)
USD	177,163	GBP	128,291	HSBC Bank	12/3/2021	$6,542
USD	98,000	GBP	70,959	Morgan Stanley	12/3/2021	3,628
JPY	11,273,790	USD	99,137	Morgan Stanley	12/3/2021	601
JPY	11,273,790	USD	99,137	JPMorgan Chase	12/3/2021	601
JPY	1,992,700	EUR	15,027	UBS AG	12/3/2021	586
EUR	19,373	MXN	460,000	JPMorgan Chase	12/3/2021	534
USD	73,755	JPY	8,382,000	HSBC Bank	12/3/2021	(400)
USD	197,613	CNH	1,266,412	UBS AG	12/3/2021	(1,268)
USD	21,908	CLP	17,867,000	Standard Chartered Bank	12/6/2021	327
USD	47,838	CAD	59,602	Morgan Stanley	12/8/2021	1,180
USD	32,274	EUR	27,953	Goldman Sachs	12/8/2021	566
CAD	20,019	USD	16,068	Morgan Stanley	12/8/2021	(396)
RUB	6,641,000	USD	94,682	Barclays Bank PLC	12/8/2021	(5,259)
USD	27,599	KRW	32,489,550	BNP Paribas	12/9/2021	148
USD	108,002	NZD	151,300	UBS AG	12/13/2021	4,754
USD	36,645	MXN	747,234	Goldman Sachs	12/13/2021	1,899

American Funds Inflation Linked Bond Fund	9

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased		Currency sold			Settlement	at 11/30/2021
(000)		(000)		Counterparty	date	(000)
USD	163,911	AUD	223,900	Standard Chartered Bank	12/20/2021	$4,257
JPY	12,116,600	USD	105,840	Citibank	12/20/2021	1,400
USD	112,804	IDR	1,611,400,000	Citibank	12/20/2021	527
USD	19,996	GBP	14,882	UBS AG	12/20/2021	194
USD	11,293	SEK	100,000	Bank of America	12/20/2021	191
EUR	465	USD	528	Citibank	12/20/2021	1
USD	71,545	EUR	63,093	Goldman Sachs	12/20/2021	(71)
COP	570,316,094	USD	145,496	Morgan Stanley	12/20/2021	(3,081)
USD	27,579	NOK	243,740	UBS AG	1/6/2022	637
NOK	93,860	USD	10,620	UBS AG	1/6/2022	(245)
USD	12,876	PHP	653,600	Standard Chartered Bank	1/10/2022	(76)
USD	123,607	PHP	6,274,300	Standard Chartered Bank	1/10/2022	(725)
						$17,052

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date		Notional (000)	11/30/2021 (000)	received (000)	at 11/30/2021 (000)
0.1968%	Annual	SONIA	Annual	12/16/2021		£4,245,600	$340	$—	$340
0.1915%	Annual	SONIA	Annual	12/16/2021		1,674,200	129	—	129
0.4963%	Annual	SONIA	Annual	10/14/2022		450,000	(76)	—	(76)
0.493%	Annual	SONIA	Annual	10/14/2022		641,800	(133)	—	(133)
0.49%	Annual	SONIA	Annual	10/15/2022		251,504	(74)	—	(74)
0.491%	Annual	SONIA	Annual	10/15/2022		277,796	(78)	—	(78)
0.49067%	Annual	SONIA	Annual	10/15/2022		301,600	(86)	—	(86)
0.492%	Annual	SONIA	Annual	10/15/2022		327,300	(89)	—	(89)
SONIA	Annual	0.50%	Annual	11/5/2022		400,300	220	—	220
SONIA	Annual	0.502%	Annual	11/5/2022		272,900	143	—	143
SONIA	Annual	0.5045%	Annual	11/5/2022		134,600	66	—	66
SONIA	Annual	0.524%	Annual	11/8/2022		312,300	84	—	84
SONIA	Annual	0.525%	Annual	11/8/2022		312,400	80	—	80
SONIA	Annual	0.517%	Annual	11/8/2022		212,900	76	—	76
SONIA	Annual	0.5155%	Annual	11/8/2022		105,000	39	—	39
SONIA	Annual	0.565%	Annual	11/19/2022		358,700	(9)	—	(9)
1.5675%	Semi-annual	3-month USD-LIBOR	Quarterly	8/17/2023		$270,000	4,176	—	4,176
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$	34,659	(310)	—	(310)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		295,353	(2,683)	—	(2,683)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		108,854	(993)	—	(993)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		272,097	(2,397)	—	(2,397)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		44,882	(399)	—	(399)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		44,882	(390)	—	(390)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		49,273	(423)	—	(423)
SOFR	Annual	0.471%	Annual	10/26/2023		$628,000	569	—	569
0.45801%	Annual	SOFR	Annual	10/26/2023		612,000	(707)	—	(707)
2.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/2/2023	NZ$	346,075	683	—	683
2.215%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/3/2023		691,568	955	—	955
0.207%	Annual	U.S. EFFR	Annual	2/26/2024		$2,517,000	(25,787)	—	(25,787)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		978,900	10,713	—	10,713
6.23%	28-Day	28-day MXN-TIIE	28-Day	3/28/2025	MXN	1,280,750	(1,782)	—	(1,782)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025		$148,300	4,217	—	4,217
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025		148,300	4,209	—	4,209
U.S. EFFR	Annual	0.106%	Annual	6/30/2025		165,539	4,853	—	4,853
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025		274,100	(4,340)	—	(4,340)
(0.445)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025		€344,500	(4,175)	—	(4,175)

10	American Funds Inflation Linked Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay					Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date		Notional (000)	11/30/2021 (000)	received (000)	at 11/30/2021 (000)
(0.452)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025		€344,500	$(4,286)	$—	$(4,286)
3-month SEK-STIBOR	At maturity	0.154%	At maturity	2/5/2026	SKr	724,100	1,150	—	1,150
3-month SEK-STIBOR	Quarterly	0.159%	Annual	2/8/2026		726,200	1,142	—	1,142
3-month SEK-STIBOR	Quarterly	0.1625%	Annual	2/8/2026		722,800	1,125	—	1,125
3-month SEK-STIBOR	Quarterly	0.175%	Annual	2/9/2026		1,134,200	1,700	—	1,700
3-month SEK-STIBOR	Quarterly	0.179%	Annual	2/9/2026		567,200	840	—	840
3-month SEK-STIBOR	Quarterly	0.185%	Annual	2/11/2026		568,700	829	—	829
3-month SEK-STIBOR	Quarterly	0.189%	Annual	2/11/2026		568,800	819	—	819
5.39%	28-Day	28-day MXN-TIIE	28-Day	3/6/2026	MXN	300,000	(976)	—	(976)
5.395%	28-Day	28-day MXN-TIIE	28-Day	3/6/2026		1,000,000	(3,246)	—	(3,246)
5.43%	28-Day	28-day MXN-TIIE	28-Day	3/10/2026		540,000	(1,724)	—	(1,724)
5.455%	28-Day	28-day MXN-TIIE	28-Day	3/11/2026		202,000	(636)	—	(636)
5.4167%	28-Day	28-day MXN-TIIE	28-Day	3/11/2026		620,000	(1,995)	—	(1,995)
5.55%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		200,000	(598)	—	(598)
5.50%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		260,000	(799)	—	(799)
5.6275%	28-Day	28-day MXN-TIIE	28-Day	3/12/2026		405,000	(1,155)	—	(1,155)
5.63%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		205,000	(584)	—	(584)
5.62%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		305,000	(875)	—	(875)
5.6412%	28-Day	28-day MXN-TIIE	28-Day	3/13/2026		463,000	(1,310)	—	(1,310)
6.20%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		182,000	(339)	—	(339)
6.17%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		184,000	(352)	—	(352)
6.105%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		176,000	(357)	—	(357)
6.08%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		188,000	(390)	—	(390)
6.05%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		184,000	(391)	—	(391)
6.03%	28-Day	28-day MXN-TIIE	28-Day	3/19/2026		840,000	(1,814)	—	(1,814)
6.08%	28-Day	28-day MXN-TIIE	28-Day	3/20/2026		182,300	(378)	—	(378)
5.815%	28-Day	28-day MXN-TIIE	28-Day	4/9/2026		455,000	(1,168)	—	(1,168)
5.82%	28-Day	28-day MXN-TIIE	28-Day	4/9/2026		1,355,000	(3,468)	—	(3,468)
5.73%	28-Day	28-day MXN-TIIE	28-Day	4/10/2026		666,700	(1,813)	—	(1,813)
5.734%	28-Day	28-day MXN-TIIE	28-Day	4/10/2026		1,125,000	(3,052)	—	(3,052)
6.35%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026		269,000	(453)	—	(453)
6.3967%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		272,000	(435)	—	(435)
6.435%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		365,000	(559)	—	(559)
6.42%	28-Day	28-day MXN-TIIE	28-Day	6/15/2026		542,000	(844)	—	(844)
6.49%	28-Day	28-day MXN-TIIE	28-Day	6/16/2026		181,000	(259)	—	(259)
6.5375%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		136,000	(183)	—	(183)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		131,300	(185)	—	(185)
6.47%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		134,200	(197)	—	(197)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		410,000	(542)	—	(542)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		132,700	(175)	—	(175)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		262,700	(371)	—	(371)
6.71%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		178,800	(184)	—	(184)
6.65%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		178,800	(204)	—	(204)
6.715%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		267,200	(272)	—	(272)
6.69%	28-Day	28-day MXN-TIIE	28-Day	6/19/2026		357,500	(381)	—	(381)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		87,000	(109)	—	(109)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		93,400	(119)	—	(119)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		114,200	(145)	—	(145)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		140,500	(164)	—	(164)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		372,600	(449)	—	(449)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		387,400	(456)	—	(456)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/26/2026		397,000	(470)	—	(470)
7.135%	28-Day	28-day MXN-TIIE	28-Day	9/25/2026		463,300	(128)	—	(128)
7.10%	28-Day	28-day MXN-TIIE	28-Day	9/25/2026		648,700	(223)	—	(223)
7.065%	28-Day	28-day MXN-TIIE	28-Day	9/28/2026		370,618	(153)	—	(153)
7.19%	28-Day	28-day MXN-TIIE	28-Day	9/29/2026		185,400	(32)	—	(32)
7.3023%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		241,300	11	—	11
7.28%	28-Day	28-day MXN-TIIE	28-Day	9/30/2026		370,600	1	—	1
7.30%	28-Day	28-day MXN-TIIE	28-Day	10/1/2026		92,652	4	—	4

American Funds Inflation Linked Bond Fund	11

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay					Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date		Notional (000)	11/30/2021 (000)	received (000)	at 11/30/2021 (000)
TONAR	Annual	(0.01246731)%	Annual	10/1/2026		¥3,447,100	$(35)	$(10)	$(25)
7.24%	28-Day	28-day MXN-TIIE	28-Day	10/2/2026	MXN	77,830	(6)	—	(6)
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/19/2026		92,700	43	—	43
7.55%	28-Day	28-day MXN-TIIE	28-Day	10/23/2026		276,000	145	—	145
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/28/2026		191,100	134	—	134
7.39%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026		187,200	40	—	40
7.335%	28-Day	28-day MXN-TIIE	28-Day	11/6/2026		277,900	30	—	30
7.20%	28-Day	28-day MXN-TIIE	28-Day	11/6/2026		374,500	(59)	—	(59)
3-month USD-LIBOR	Quarterly	0.64%	Semi-annual	3/30/2027		$127,000	4,315	—	4,315
U.S. EFFR	Annual	2.045%	Annual	11/2/2027		33,700	(1,833)	—	(1,833)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		70,300	4,511	—	4,511
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		70,300	4,505	—	4,505
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		56,200	3,647	—	3,647
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028		53,200	3,438	—	3,438
28-day MXN-TIIE	28-Day	6.95%	28-Day	3/22/2030	MXN	775,250	1,036	—	1,036
U.S. EFFR	Annual	0.666%	Annual	11/19/2030		$118,200	5,810	—	5,810
3-month USD-LIBOR	Quarterly	1.83%	Semi-annual	8/17/2031		58,000	(1,759)	—	(1,759)
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038		33,900	(3,380)	—	(3,380)
3-month USD-LIBOR	Quarterly	2.9625%	Semi-annual	2/1/2038		42,100	(4,113)	—	(4,113)
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038		42,200	(4,124)	—	(4,124)
3-month USD-LIBOR	Quarterly	2.967%	Semi-annual	2/2/2038		32,800	(3,217)	—	(3,217)
U.S. EFFR	Annual	0.6193%	Annual	4/6/2050		30,300	5,502	—	5,502
U.S. EFFR	Annual	0.60602%	Annual	4/6/2050		13,870	2,562	—	2,562
U.S. EFFR	Annual	0.616917%	Annual	4/6/2050		12,500	2,277	—	2,277
6-month EURIBOR	Semi-annual	0.0897%	Annual	6/4/2050		€22,000	1,226	—	1,226
1.1295%	Semi-annual	3-month USD-LIBOR	Quarterly	10/19/2050		$27,400	(3,293)	—	(3,293)
6-month EURIBOR	Semi-annual	0.0175%	Annual	12/3/2050		€51,650	4,033	—	4,033
6-month EURIBOR	Semi-annual	0.071%	Annual	1/14/2051		51,920	3,145	—	3,145
6-month EURIBOR	Semi-annual	0.068%	Annual	1/15/2051		56,080	3,452	—	3,452
1.8205%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051		$41,300	1,948	—	1,948
1.8125%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051		41,300	1,867	—	1,867
1.8375%	Semi-annual	3-month USD-LIBOR	Quarterly	10/12/2051		41,400	2,127	—	2,127
								$(10)	$(11,172)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 11/30/2021 (000)	Upfront premium received (000)	Unrealized appreciation at 11/30/2021 (000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$5,821,440	$(119,543)	$(138,628)	$19,085

Investments in affiliates8

	Value of affiliate at 12/1/2020 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)		Value of affiliate at 11/30/2021 (000)	Dividend income (000)
Short-term securities 0.18%
Money market investments 0.18%
Capital Group Central Cash Fund 0.07%[7]	$357,194	$5,466,546	$5,800,456	$(21)	$—	[9]	$23,263	$263

12	American Funds Inflation Linked Bond Fund

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $264,928,000, which represented 2.00% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $589,096,000, which represented 4.45% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Rate represents the seven-day yield at 11/30/2021.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

Auth. = Authority

BBR = Bank Base Rate

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

FRA = Forward Rate Agreement

G.O. = General Obligation

GBP/£ = British pounds

IDR = Indonesian rupiah

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PHP = Philippine pesos

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

STIBOR = Stockholm Interbank Offered Rate

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Inflation Linked Bond Fund	13

Financial statements

Statement of assets and liabilities at November 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $12,171,692)	$13,110,723
Affiliated issuers (cost: $23,263)	23,263	$13,133,986
Cash		19,948
Unrealized appreciation on open forward currency contracts		28,573
Receivables for:
Sales of investments	43,265
Sales of fund’s shares	35,532
Dividends and interest	23,499
Variation margin on futures contracts	9,686
Variation margin on swap contracts	20,086	132,068
		13,314,575
Liabilities:
Unrealized depreciation on open forward currency contracts		11,521
Payables for:
Purchases of investments	15
Repurchases of fund’s shares	8,242
Investment advisory services	2,740
Services provided by related parties	1,057
Trustees’ deferred compensation	70
Variation margin on futures contracts	40,285
Variation margin on swap contracts	13,286
Other	186	65,881
Net assets at November 30, 2021		$13,237,173

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,021,628
Total distributable earnings		1,215,545
Net assets at November 30, 2021		$13,237,173

    (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,166,124 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,174,638	192,680	$11.29
Class C	98,826	8,864	11.15
Class T	12	1	11.32
Class F-1	262,094	23,226	11.28
Class F-2	1,666,346	146,721	11.36
Class F-3	1,000,405	88,226	11.34
Class 529-A	72,647	6,434	11.29
Class 529-C	2,809	250	11.23
Class 529-E	2,891	258	11.21
Class 529-T	13	1	11.31
Class 529-F-1	13	1	11.34
Class 529-F-2	8,579	759	11.30
Class 529-F-3	11	1	11.29
Class R-1	3,836	345	11.10
Class R-2	12,544	1,134	11.06
Class R-2E	2,447	218	11.23
Class R-3	28,456	2,547	11.17
Class R-4	64,230	5,694	11.28
Class R-5E	17,128	1,514	11.31
Class R-5	13,961	1,229	11.36
Class R-6	7,805,287	686,021	11.38

See notes to financial statements.

14	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2021
(dollars in thousands)

Investment income:
Income:
Interest	$469,651
Dividends from affiliated issuers	263	$469,914
Fees and expenses*:
Investment advisory services	28,449
Distribution services	5,989
Transfer agent services	2,647
Administrative services	3,269
Reports to shareholders	140
Registration statement and prospectus	815
Trustees’ compensation	46
Auditing and legal	93
Custodian	513
Other	91
Total fees and expenses before waiver/reimbursement	42,052
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	85
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		41,967
Net investment income		427,947

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(50,378)
Affiliated issuers	(21)
Futures contracts	(18,986)
Forward currency contracts	4,946
Swap contracts	(47,022)
Currency transactions	(401)	(111,862)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	249,683
Affiliated issuers	— †
Futures contracts	(47,142)
Forward currency contracts	18,171
Swap contracts	20,952
Currency translations	(120)	241,544
Net realized loss and unrealized appreciation		129,682

Net increase in net assets resulting from operations		$557,629

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Inflation Linked Bond Fund	15

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2021	2020
Operations:
Net investment income	$427,947	$103,953
Net realized (loss) gain	(111,862)	263,500
Net unrealized appreciation	241,544	542,049
Net increase in net assets resulting from operations	557,629	909,502

Distributions paid to shareholders	(331,461)	(77,374)

Net capital share transactions	4,614,959	1,486,707

Total increase in net assets	4,841,127	2,318,835

Net assets:
Beginning of year	8,396,046	6,077,211
End of year	$13,237,173	$8,396,046

See notes to financial statements.

16	American Funds Inflation Linked Bond Fund

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C*	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Inflation Linked Bond Fund	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

18	American Funds Inflation Linked Bond Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$11,349,722	$—	$11,349,722
Bonds & notes of governments & government agencies outside the U.S.	—	668,891	—	668,891
Corporate bonds, notes & loans	—	540,950	—	540,950
Asset-backed obligations	—	262,333	—	262,333
Mortgage-backed obligations	—	184,820	—	184,820
Municipals	—	104,007	—	104,007
Short-term securities	23,263	—	—	23,263
Total	$23,263	$13,110,723	$—	$13,133,986

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$60,692	$—	$—	$60,692
Unrealized appreciation on open forward currency contracts	—	28,573	—	28,573
Unrealized appreciation on interest rate swaps	—	94,966	—	94,966
Unrealized appreciation on credit default swaps	—	19,085	—	19,085
Liabilities:
Unrealized depreciation on futures contracts	(109,964)	—	—	(109,964)
Unrealized depreciation on open forward currency contracts	—	(11,521)	—	(11,521)
Unrealized depreciation on interest rate swaps	—	(106,138)	—	(106,138)
Total	$(49,272)	$24,965	$—	$(24,307)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Inflation Linked Bond Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

20	American Funds Inflation Linked Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $21,602,701,000.

American Funds Inflation Linked Bond Fund	21

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $2,104,315,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $11,204,821,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

22	American Funds Inflation Linked Bond Fund

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $3,631,188,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$60,692	Unrealized depreciation*	$109,964
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	28,573	Unrealized depreciation on open forward currency contracts	11,521
Swap	Interest	Unrealized appreciation*	94,966	Unrealized depreciation*	106,138
Swap	Credit	Unrealized appreciation*	19,085	Unrealized depreciation*	—
			$203,316		$227,623

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(18,986)	Net unrealized depreciation on futures contracts	$(47,142)
Forward currency	Currency	Net realized gain on forward currency contracts	4,946	Net unrealized appreciation on forward currency contracts	18,171
Swap	Interest	Net realized loss on swap contracts	(9,465)	Net unrealized appreciation on swap contracts	1,301
Swap	Credit	Net realized loss on swap contracts	(37,557)	Net unrealized appreciation on swap contracts	19,651
			$(61,062)		$(8,019)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	23

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$191	$—	$(191)	$—	$—
BNP Paribas	148	—	—	(148)	—
Citibank	1,928	—	—	(1,447)	481
Goldman Sachs	2,465	(71)	—	(2,394)	—
HSBC Bank	6,542	(400)	—	(6,142)	—
JPMorgan Chase	1,135	—	(776)	—	359
Morgan Stanley	5,409	(3,477)	—	(780)	1,152
Standard Chartered Bank	4,584	(801)	—	(3,783)	—
UBS AG	6,171	(1,513)	—	(4,370)	288
Total	$28,573	$(6,262)	$(967)	$(19,064)	$2,280
Liabilities:
Barclays Bank PLC	$5,259	$—	$(5,259)	$—	$—
Goldman Sachs	71	(71)	—	—	—
HSBC Bank	400	(400)	—	—	—
Morgan Stanley	3,477	(3,477)	—	—	—
Standard Chartered Bank	801	(801)	—	—	—
UBS AG	1,513	(1,513)	—	—	—
Total	$11,521	$(6,262)	$(5,259)	$—	$—

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2021, the fund reclassified $4,718,000 from capital paid in on shares of beneficial interest to total distributable earnings to align financial reporting with tax reporting.

24	American Funds Inflation Linked Bond Fund

As of November 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$433,667
Capital loss carryforward[1]	(134,501)
Gross unrealized appreciation on investments	1,174,965
Gross unrealized depreciation on investments	(252,413)
Net unrealized appreciation on investments	922,552
Cost of investments	12,325,765

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2021						Year ended November 30, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$35,039		$4,083		$39,122		$6,152		$—	$6,152
Class C	544		75		619		15		—	15
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	—	[2]
Class F-1	4,888		547		5,435		299		—	299
Class F-2	28,356		3,082		31,438		5,134		—	5,134
Class F-3	13,147		1,405		14,552		2,645		—	2,645
Class 529-A	1,357		160		1,517		245		—	245
Class 529-C	31		6		37		5		—	5
Class 529-E	78		9		87		9		—	9
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	—	[2]
Class 529-F-1	—	[2]	—	[2]	—	[2]	54		—	54
Class 529-F-2[3]	226		25		251		—		—	—
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]	—		—	—
Class R-1	108		12		120		—	[2]	—	—	[2]
Class R-2	269		38		307		19		—	19
Class R-2E	41		6		47		11		—	11
Class R-3	599		73		672		75		—	75
Class R-4	511		59		570		88		—	88
Class R-5E	275		30		305		49		—	49
Class R-5	260		28		288		44		—	44
Class R-6	213,300		22,794		236,094		62,530		—	62,530
Total	$299,029		$32,432		$331,461		$77,374		$—	$77,374

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. During the year ended November 30, 2021, CRMC waived investment advisory services fees of $85,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $28,449,000, which were equivalent to an annualized rate of 0.261% of average daily net assets, were reduced to $28,364,000, which were equivalent to an annualized rate of 0.260% of average daily net assets.

American Funds Inflation Linked Bond Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2021, unreimbursed expenses subject to reimbursement totaled $2,315,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3 shares. CRMC does not intend to recoup these reimbursements.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

26	American Funds Inflation Linked Bond Fund

For the year ended November 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$4,431	$1,079		$443		Not applicable
Class C	532	36		16		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	504	223		61		Not applicable
Class F-2	Not applicable	1,097		357		Not applicable
Class F-3	Not applicable	5		197		Not applicable
Class 529-A	125	37		16		$32
Class 529-C	20	1		1		1
Class 529-E	13	1		1		2
Class 529-T	—	—	*	—	*	—*
Class 529-F-1	—	—	*	—	*	—*
Class 529-F-2	Not applicable	4		2		4
Class 529-F-3	Not applicable	—	*	—	*	—*
Class R-1	34	6		1		Not applicable
Class R-2	82	33		3		Not applicable
Class R-2E	12	4		1		Not applicable
Class R-3	115	33		7		Not applicable
Class R-4	121	42		14		Not applicable
Class R-5E	Not applicable	18		4		Not applicable
Class R-5	Not applicable	6		3		Not applicable
Class R-6	Not applicable	22		2,142		Not applicable
Total class-specific expenses	$5,989	$2,647		$3,269		$39

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $46,000 in the fund’s statement of operations reflects $33,000 in current fees (either paid in cash or deferred) and a net increase of $13,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2021, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2021.

American Funds Inflation Linked Bond Fund	27

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended November 30, 2021

Class A	$1,315,653	119,115	$38,953		3,590		$(261,622)	(23,849)	$1,092,984		98,856
Class C	91,731	8,408	617		57		(13,380)	(1,230)	78,968		7,235
Class T	—	—	—		—		—	—	—		—
Class F-1	228,823	20,882	5,426		500		(110,218)	(10,099)	124,031		11,283
Class F-2	1,274,354	115,476	31,163		2,861		(457,717)	(41,630)	847,800		76,707
Class F-3	714,556	64,882	13,755		1,267		(105,896)	(9,638)	622,415		56,511
Class 529-A	39,044	3,538	1,517		140		(11,042)	(1,005)	29,519		2,673
Class 529-C	2,447	222	36		3		(1,205)	(109)	1,278		116
Class 529-E	1,103	101	87		8		(647)	(59)	543		50
Class 529-T	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-2	4,171	379	251		23		(2,721)	(246)	1,701		156
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class R-1	1,329	122	119		11		(900)	(82)	548		51
Class R-2	8,438	781	306		29		(5,823)	(542)	2,921		268
Class R-2E	1,890	174	46		4		(914)	(83)	1,022		95
Class R-3	17,243	1,587	669		62		(7,807)	(722)	10,105		927
Class R-4	58,797	5,403	570		53		(12,515)	(1,133)	46,852		4,323
Class R-5E	12,631	1,155	305		28		(4,241)	(387)	8,695		796
Class R-5	8,749	793	288		27		(3,438)	(311)	5,599		509
Class R-6	2,048,457	186,830	236,098		21,660		(544,577)	(48,802)	1,739,978		159,688
Total net increase (decrease)	$5,829,416	529,848	$330,206		30,323		$(1,544,663)	(139,927)	$4,614,959		420,244

See end of table for footnotes.

28	American Funds Inflation Linked Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$461,575	42,754	$6,118		622		$(166,438)	(15,841)	$301,255	27,535
Class C	12,290	1,148	15		2		(7,075)	(666)	5,230	484
Class T	—	—	—		—		—	—	—	—
Class F-1	126,517	11,552	299		30		(31,790)	(2,964)	95,026	8,618
Class F-2	523,987	48,447	5,063		513		(229,864)	(21,837)	299,186	27,123
Class F-3	185,111	17,065	2,395		243		(64,576)	(6,191)	122,930	11,117
Class 529-A	19,615	1,838	245		25		(7,668)	(729)	12,192	1,134
Class 529-C	825	78	5		1		(2,086)	(197)	(1,256)	(118)
Class 529-E	1,303	123	9		1		(290)	(28)	1,022	96
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,546	239	54		5		(8,088)	(737)	(5,488)	(493)
Class 529-F-2[3]	6,747	612	—		—		(100)	(9)	6,647	603
Class 529-F-3[3]	10	1	—		—		—	—	10	1
Class R-1	3,179	287	—	[2]	—	[2]	(300)	(29)	2,879	258
Class R-2	6,409	611	19		2		(3,148)	(300)	3,280	313
Class R-2E	795	74	10		1		(1,205)	(117)	(400)	(42)
Class R-3	11,811	1,112	75		8		(5,208)	(499)	6,678	621
Class R-4	10,060	944	88		9		(4,464)	(425)	5,684	528
Class R-5E	8,175	770	49		5		(4,841)	(452)	3,383	323
Class R-5	5,574	522	44		4		(1,573)	(150)	4,045	376
Class R-6	1,575,028	146,847	62,530		6,335		(1,013,154)	(96,809)	624,404	56,373
Total net increase (decrease)	$2,961,557	275,024	$77,018		7,806		$(1,551,868)	(147,980)	$1,486,707	134,850

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $952,667,000 and $497,451,000, respectively, during the year ended November 30, 2021.

11. Ownership concentration

At November 30, 2021, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund and American Funds 2020 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 15%, 13% and 10%, respectively. CRMC is the investment adviser to the three target date retirement funds.

American Funds Inflation Linked Bond Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2021	$11.19	$.40	$.11	$.51	$(.22)	$(.19)	$(.41)	$11.29	4.68%	$2,175		.68%		.68%		3.60%
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.22	1,050		.70		.70		1.23
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.43	656		.72		.72		1.61
11/30/2018	9.77	.22	(.31)	(.09)	(.11)	(.03)	(.14)	9.54	(.86)	635		.71		.71		2.25
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	533		.73		.73		1.96
Class C:
11/30/2021	11.08	.34	.08	.42	(.16)	(.19)	(.35)	11.15	3.92	99		1.37		1.37		3.09
11/30/2020	9.78	.05	1.26	1.31	(.01)	—	(.01)	11.08	13.44	18		1.40		1.40		.47
11/30/2019	9.42	.08	.45	.53	(.13)	(.04)	(.17)	9.78	5.67	11		1.44		1.44		.82
11/30/2018	9.64	.14	(.29)	(.15)	(.04)	(.03)	(.07)	9.42	(1.55)	14		1.45		1.45		1.49
11/30/2017	9.60	.11	(.02)	.09	(.05)	—	(.05)	9.64	.90	15		1.48		1.48		1.19
Class T:
11/30/2021	11.21	.41	.13	.54	(.24)	(.19)	(.43)	11.32	4.97 [5]	—	[6]	.40	[5]	.40	[5]	3.76	[5]
11/30/2020	9.90	.15	1.28	1.43	(.12)	—	(.12)	11.21	14.51 [5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.81 [5]	—	[6]	.44	[5]	.44	[5]	1.90	[5]
11/30/2018	9.78	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.55	(.63)[5]	—	[6]	.47	[5]	.47	[5]	2.46	[5]
11/30/2017[7,8]	9.70	.15	(.07)	.08	—	—	—	9.78	.82 [5,9]	—	[6]	.46	[5,10]	.46	[5,10]	2.29	[5,10]
Class F-1:
11/30/2021	11.21	.40	.09	.49	(.23)	(.19)	(.42)	11.28	4.54	262		.67		.67		3.67
11/30/2020	9.89	.18	1.23	1.41	(.09)	—	(.09)	11.21	14.26	134		.67		.67		1.67
11/30/2019	9.53	.16	.44	.60	(.20)	(.04)	(.24)	9.89	6.54	33		.72		.72		1.60
11/30/2018	9.76	.21	(.29)	(.08)	(.12)	(.03)	(.15)	9.53	(.85)	39		.73		.73		2.17
11/30/2017	9.70	.19	(.04)	.15	(.09)	—	(.09)	9.76	1.57	49		.75		.75		1.95
Class F-2:
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.90	1,666		.40		.40		3.96
11/30/2020	9.94	.17	1.27	1.44	(.12)	—	(.12)	11.26	14.54	788		.41		.41		1.55
11/30/2019	9.59	.17	.46	.63	(.24)	(.04)	(.28)	9.94	6.81	426		.44		.44		1.75
11/30/2018	9.81	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.59	(.54)	518		.46		.46		2.55
11/30/2017	9.73	.22	(.04)	.18	(.10)	—	(.10)	9.81	1.88	339		.49		.49		2.21
Class F-3:
11/30/2021	11.24	.46	.08	.54	(.25)	(.19)	(.44)	11.34	4.98	1,000		.31		.31		4.13
11/30/2020	9.93	.17	1.27	1.44	(.13)	—	(.13)	11.24	14.69	356		.33		.32		1.64
11/30/2019	9.57	.20	.44	.64	(.24)	(.04)	(.28)	9.93	6.89	204		.36		.34		2.08
11/30/2018	9.80	.25	(.31)	(.06)	(.14)	(.03)	(.17)	9.57	(.56)	133		.39		.39		2.57
11/30/2017[7,11]	9.66	.20	(.06)	.14	—	—	—	9.80	1.45 [9]	99		.38	[10]	.38	[10]	2.45	[10]
Class 529-A:
11/30/2021	11.19	.40	.10	.50	(.21)	(.19)	(.40)	11.29	4.63	73		.67		.67		3.60
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.10	42		.73		.73		1.20
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.57	26		.72		.72		1.65
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.84)	24		.71		.71		2.30
11/30/2017	9.71	.19	(.04)	.15	(.09)	—	(.09)	9.77	1.58	16		.72		.72		1.97

See end of table for footnotes.

30	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2021	$11.08	$.32	$.11	$.43	$(.09)	$(.19)	$(.28)	$11.23	3.84%		$3		1.41%		1.41%		2.87%
11/30/2020	9.79	.01	1.30	1.31	(.02)	—	(.02)	11.08	13.40		2		1.41		1.41		.14
11/30/2019	9.43	.09	.45	.54	(.14)	(.04)	(.18)	9.79	5.87		3		1.39		1.39		.93
11/30/2018	9.62	.14	(.30)	(.16)	—	(.03)	(.03)	9.43	(1.64)		3		1.51		1.51		1.43
11/30/2017	9.60	.11	(.04)	.07	(.05)	—	(.05)	9.62	.79		3		1.54		1.54		1.13
Class 529-E:
11/30/2021	11.13	.36	.12	.48	(.21)	(.19)	(.40)	11.21	4.41		3		.89		.89		3.32
11/30/2020	9.84	.11	1.26	1.37	(.08)	—	(.08)	11.13	13.96		2		.91		.91		1.04
11/30/2019	9.49	.14	.43	.57	(.18)	(.04)	(.22)	9.84	6.29		1		.93		.93		1.44
11/30/2018	9.73	.19	(.30)	(.11)	(.10)	(.03)	(.13)	9.49	(1.08)		1		.96		.96		2.02
11/30/2017	9.68	.17	(.04)	.13	(.08)	—	(.08)	9.73	1.35		1		.99		.99		1.73
Class 529-T:
11/30/2021	11.21	.41	.11	.52	(.23)	(.19)	(.42)	11.31	4.83	[5]	—	[6]	.45	[5]	.45	[5]	3.72	[5]
11/30/2020	9.90	.15	1.27	1.42	(.11)	—	(.11)	11.21	14.55	[5]	—	[6]	.48	[5]	.48	[5]	1.37	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.64	[5]	—	[6]	.50	[5]	.50	[5]	1.84	[5]
11/30/2018	9.78	.23	(.30)	(.07)	(.13)	(.03)	(.16)	9.55	(.65)[5]		—	[6]	.52	[5]	.52	[5]	2.42	[5]
11/30/2017[7,8]	9.70	.14	(.06)	.08	—	—	—	9.78	.82	[5,9]	—	[6]	.50	[5,10]	.50	[5,10]	2.25	[5,10]
Class 529-F-1:
11/30/2021	11.24	.41	.12	.53	(.24)	(.19)	(.43)	11.34	4.81	[5]	—	[6]	.47	[5]	.47	[5]	3.71	[5]
11/30/2020	9.92	.15	1.28	1.43	(.11)	—	(.11)	11.24	14.49	[5]	—	[6]	.46	[5]	.46	[5]	1.42	[5]
11/30/2019	9.57	.17	.45	.62	(.23)	(.04)	(.27)	9.92	6.81		5		.50		.50		1.78
11/30/2018	9.80	.24	(.31)	(.07)	(.13)	(.03)	(.16)	9.57	(.68)		5		.50		.50		2.50
11/30/2017	9.73	.21	(.05)	.16	(.09)	—	(.09)	9.80	1.72		2		.53		.53		2.20
Class 529-F-2:
11/30/2021	11.20	.42	.11	.53	(.24)	(.19)	(.43)	11.30	4.86		9		.42		.42		3.85
11/30/2020[7,12]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[9]	7		.04	[9]	.04	[9]	.11	[9]
Class 529-F-3:
11/30/2021	11.20	.42	.11	.53	(.25)	(.19)	(.44)	11.29	4.91		—	[6]	.41		.37		3.80
11/30/2020[7,12]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[9]	—	[6]	.05	[9]	.03	[9]	.12	[9]
Class R-1:
11/30/2021	11.11	.30	.11	.41	(.23)	(.19)	(.42)	11.10	3.81		4		1.46		1.46		2.76
11/30/2020	9.80	.05	1.27	1.32	(.01)	—	(.01)	11.11	13.44		3		1.40		1.40		.54
11/30/2019	9.46	.07	.46	.53	(.15)	(.04)	(.19)	9.80	5.73		—	[6]	1.46		1.46		.77
11/30/2018	9.70	.14	(.30)	(.16)	(.05)	(.03)	(.08)	9.46	(1.62)		—	[6]	1.47		1.47		1.49
11/30/2017	9.63	.10	(.02)	.08	(.01)	—	(.01)	9.70	.83	[5]	—	[6]	1.55	[5]	1.54	[5]	1.07	[5]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2021	$10.99	$.31	$.11	$.42	$(.16)	$(.19)	$(.35)	$11.06	3.89%	$13	1.36%	1.36%	2.83%
11/30/2020	9.72	.06	1.24	1.30	(.03)	—	(.03)	10.99	13.46	10	1.40	1.40	.56
11/30/2019	9.39	.08	.45	.53	(.16)	(.04)	(.20)	9.72	5.73	5	1.44	1.44	.88
11/30/2018	9.62	.15	(.30)	(.15)	(.05)	(.03)	(.08)	9.39	(1.54)	4	1.41	1.41	1.57
11/30/2017	9.59	.12	(.03)	.09	(.06)	—	(.06)	9.62	.90	2	1.41	1.41	1.28
Class R-2E:
11/30/2021	11.13	.37	.09	.46	(.17)	(.19)	(.36)	11.23	4.11	2	1.11	1.11	3.38
11/30/2020	9.85	.07	1.27	1.34	(.06)	—	(.06)	11.13	13.71	2	1.17	1.16	.70
11/30/2019	9.50	.15	.40	.55	(.16)	(.04)	(.20)	9.85	6.03	2	1.15	1.15	1.55
11/30/2018	9.73	.17	(.29)	(.12)	(.08)	(.03)	(.11)	9.50	(1.27)	1	1.18	1.18	1.74
11/30/2017	9.71	.14	(.03)	.11	(.09)	—	(.09)	9.73	1.16	1	1.21	1.21	1.40
Class R-3:
11/30/2021	11.10	.37	.09	.46	(.20)	(.19)	(.39)	11.17	4.27	28	.95	.95	3.35
11/30/2020	9.81	.10	1.27	1.37	(.08)	—	(.08)	11.10	13.90	18	.97	.97	.97
11/30/2019	9.47	.14	.43	.57	(.19)	(.04)	(.23)	9.81	6.22	10	.99	.99	1.50
11/30/2018	9.70	.19	(.30)	(.11)	(.09)	(.03)	(.12)	9.47	(1.12)	6	1.01	1.01	2.03
11/30/2017	9.65	.16	(.03)	.13	(.08)	—	(.08)	9.70	1.40	4	.99	.99	1.68
Class R-4:
11/30/2021	11.19	.44	.06	.50	(.22)	(.19)	(.41)	11.28	4.63	64	.65	.64	4.03
11/30/2020	9.89	.13	1.27	1.40	(.10)	—	(.10)	11.19	14.33	15	.66	.66	1.26
11/30/2019	9.54	.17	.43	.60	(.21)	(.04)	(.25)	9.89	6.49	8	.69	.69	1.79
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.85)	5	.71	.71	2.34
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	3	.72	.72	1.98
Class R-5E:
11/30/2021	11.22	.45	.07	.52	(.24)	(.19)	(.43)	11.31	4.77	17	.45	.45	4.07
11/30/2020	9.91	.15	1.28	1.43	(.12)	—	(.12)	11.22	14.51	8	.45	.45	1.38
11/30/2019	9.57	.19	.43	.62	(.24)	(.04)	(.28)	9.91	6.72	4	.47	.47	1.91
11/30/2018	9.79	.22	(.28)	(.06)	(.13)	(.03)	(.16)	9.57	(.56)	2	.51	.51	2.26
11/30/2017	9.70	.20	(.03)	.17	(.08)	—	(.08)	9.79	1.78	1	.50	.50	2.08
Class R-5:
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.93	14	.36	.36	3.96
11/30/2020	9.95	.18	1.26	1.44	(.13)	—	(.13)	11.26	14.62	8	.36	.36	1.68
11/30/2019	9.59	.18	.46	.64	(.24)	(.04)	(.28)	9.95	6.86	3	.39	.39	1.88
11/30/2018	9.82	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.59	(.59)	3	.41	.41	2.50
11/30/2017	9.73	.24	(.05)	.19	(.10)	—	(.10)	9.82	1.95	2	.44	.44	2.43
Class R-6:
11/30/2021	11.27	.44	.11	.55	(.25)	(.19)	(.44)	11.38	5.05	7,805	.31	.31	3.99
11/30/2020	9.96	.17	1.27	1.44	(.13)	—	(.13)	11.27	14.66	5,933	.32	.32	1.57
11/30/2019	9.60	.20	.45	.65	(.25)	(.04)	(.29)	9.96	6.90	4,680	.33	.33	2.05
11/30/2018	9.82	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.60	(.46)	3,405	.36	.36	2.60
11/30/2017	9.74	.22	(.04)	.18	(.10)	—	(.10)	9.82	1.89	2,682	.38	.38	2.29

See end of table for footnotes.

32	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

	Year ended November 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	29%	114%	78%	57%	123%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During one of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Inflation Linked Bond Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Inflation Linked Bond Fund (the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 12, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

34	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021, through November 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	35

Expense example (continued)

	Beginning account value 6/1/2021	Ending account value 11/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,034.83	$3.42	.67%
Class A – assumed 5% return	1,000.00	1,021.71	3.40	.67
Class C – actual return	1,000.00	1,030.49	6.92	1.36
Class C – assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class T – actual return	1,000.00	1,035.68	1.99	.39
Class T – assumed 5% return	1,000.00	1,023.11	1.98	.39
Class F-1 – actual return	1,000.00	1,033.91	3.37	.66
Class F-1 – assumed 5% return	1,000.00	1,021.76	3.35	.66
Class F-2 – actual return	1,000.00	1,035.55	1.99	.39
Class F-2 – assumed 5% return	1,000.00	1,023.11	1.98	.39
Class F-3 – actual return	1,000.00	1,035.61	1.53	.30
Class F-3 – assumed 5% return	1,000.00	1,023.56	1.52	.30
Class 529-A – actual return	1,000.00	1,033.88	3.37	.66
Class 529-A – assumed 5% return	1,000.00	1,021.76	3.35	.66
Class 529-C – actual return	1,000.00	1,030.27	7.23	1.42
Class 529-C – assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class 529-E – actual return	1,000.00	1,033.18	4.49	.88
Class 529-E – assumed 5% return	1,000.00	1,020.66	4.46	.88
Class 529-T – actual return	1,000.00	1,034.76	2.24	.44
Class 529-T – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class 529-F-1 – actual return	1,000.00	1,034.67	2.40	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class 529-F-2 – actual return	1,000.00	1,034.80	2.09	.41
Class 529-F-2 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-F-3 – actual return	1,000.00	1,035.78	1.84	.36
Class 529-F-3 – assumed 5% return	1,000.00	1,023.26	1.83	.36
Class R-1 – actual return	1,000.00	1,029.68	7.28	1.43
Class R-1 – assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class R-2 – actual return	1,000.00	1,030.76	6.82	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class R-2E – actual return	1,000.00	1,031.22	5.60	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-3 – actual return	1,000.00	1,032.34	4.74	.93
Class R-3 – assumed 5% return	1,000.00	1,020.41	4.71	.93
Class R-4 – actual return	1,000.00	1,033.91	3.26	.64
Class R-4 – assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-5E – actual return	1,000.00	1,034.76	2.24	.44
Class R-5E – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class R-5 – actual return	1,000.00	1,035.55	1.79	.35
Class R-5 – assumed 5% return	1,000.00	1,023.31	1.78	.35
Class R-6 – actual return	1,000.00	1,036.43	1.53	.30
Class R-6 – assumed 5% return	1,000.00	1,023.56	1.52	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	American Funds Inflation Linked Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2021:

Long-term capital gains	$32,307,000
Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$386,925,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American Funds Inflation Linked Bond Fund	37

Board of trustees and other officers

Independent trustees1

Name, date of birth and position with fund	Year first elected as a director/ trustee[2]	Principal occupation(s) during the past five years	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis 1947	2012	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper 1946	2012	Private investor	90	None
Merit E. Janow 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings 1957 Chair of the Board (Independent and Non-Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, date of birth and position with fund	Year first elected as a director/ trustee/ officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	American Funds Inflation Linked Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected as an officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Timothy Ng, 1982 Vice President	2021	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Timothy Ng, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	39

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ILBF

Registrant:

a) Audit Fees:
Audit	2020	22,000
	2021	76,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	6,000
	2021	6,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	7,000
	2021	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $28,000 for fiscal year 2020 and $6,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2022